Exhibit 99.2

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF4 (the "Securities") to be issued by First Franklin Mortgage Loan Trust, Series 2004-FF4 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC., the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

First Franklin Mortgage Loan Trust, Series 2004-FF4
Fixed Rate


Fixed Rate
                                                    % of Mortgage      Weighted
                                                    Loan Pool by       Average
                  Number of       Aggregate           Aggregate         Gross
Current           Mortgage      Cut-off Date        Cut-off Date       Interest
Coupon              Loans     Principal Balance   Principal Balance      Rate
---------------   ---------   -----------------   -----------------    --------
4.500% - 4.749%           1   $         560,179                0.45%       4.63%
4.750% - 4.999%           2   $         741,308                0.60%       4.99%
5.250% - 5.499%           2   $         920,927                0.74%       5.38%
5.500% - 5.749%           9   $       2,695,117                2.18%       5.54%
5.750% - 5.999%          32   $       8,720,364                7.04%       5.91%
6.000% - 6.249%          31   $       7,068,804                5.71%       6.05%
6.250% - 6.499%          71   $      15,070,692               12.17%       6.31%
6.500% - 6.749%         101   $      18,604,259               15.03%       6.55%
6.750% - 6.999%         165   $      25,926,968               20.94%       6.83%
7.000% - 7.249%          45   $       6,988,515                5.64%       7.08%
7.250% - 7.499%          66   $      10,154,025                8.20%       7.31%
7.500% - 7.749%          62   $       7,713,454                6.23%       7.55%
7.750% - 7.999%          65   $       7,023,900                5.67%       7.85%
8.000% - 8.249%          33   $       3,645,488                2.94%       8.07%
8.250% - 8.499%          34   $       3,550,577                2.87%       8.34%
8.500% - 8.749%          20   $       1,813,765                1.46%       8.57%
8.750% - 8.999%          15   $       1,408,930                1.14%       8.83%
9.000% - 9.249%           5   $         510,579                0.41%       9.05%
9.250% - 9.499%           6   $         574,882                0.46%       9.29%
9.500% - 9.749%           1   $          42,958                0.03%       9.50%
9.750% - 9.999%           1   $          76,430                0.06%       9.88%
                  ---------   -----------------   -----------------    --------
Total:                  767   $     123,812,119              100.00%       6.87%
                  =========   =================   =================    ========


First Franklin Mortgage Loan Trust, Series 2004-FF4
Adjustable Rate


Adjustable Rate
                                                    % of Mortgage      Weighted
                                                    Loan Pool by       Average
                  Number of       Aggregate           Aggregate         Gross
Current           Mortgage      Cut-off Date        Cut-off Date       Interest
Coupon              Loans     Principal Balance   Principal Balance      Rate
---------------   ---------   -----------------   -----------------    --------
3.500% - 3.749%           1   $         315,200                0.06%       3.50%
3.750% - 3.999%           3   $       1,136,170                0.22%       3.96%
4.000% - 4.249%           3   $         838,284                0.16%       4.13%
4.250% - 4.499%           5   $         969,800                0.18%       4.32%
4.500% - 4.749%          19   $       6,292,277                1.20%       4.59%
4.750% - 4.999%          69   $      21,899,124                4.18%       4.87%
5.000% - 5.249%          80   $      24,022,631                4.58%       5.10%
5.250% - 5.499%         116   $      34,673,254                6.61%       5.33%
5.500% - 5.749%         169   $      50,386,843                9.61%       5.57%
5.750% - 5.999%         285   $      80,021,552               15.26%       5.85%
6.000% - 6.249%         132   $      32,614,625                6.22%       6.08%
6.250% - 6.499%         185   $      44,298,708                8.45%       6.31%
6.500% - 6.749%         237   $      50,220,225                9.58%       6.56%
6.750% - 6.999%         242   $      50,722,396                9.67%       6.84%
7.000% - 7.249%         136   $      25,013,186                4.77%       7.07%
7.250% - 7.499%         137   $      24,468,580                4.67%       7.31%
7.500% - 7.749%         128   $      20,120,850                3.84%       7.56%
7.750% - 7.999%         153   $      24,569,044                4.68%       7.83%
8.000% - 8.249%          82   $      10,633,828                2.03%       8.06%
8.250% - 8.499%          77   $       9,678,169                1.85%       8.31%
8.500% - 8.749%          53   $       7,270,445                1.39%       8.56%
8.750% - 8.999%          29   $       3,252,636                0.62%       8.84%
9.000% - 9.249%           7   $         699,882                0.13%       9.06%
9.250% - 9.499%           2   $         220,600                0.04%       9.31%
9.500% - 9.749%           2   $         121,904                0.02%       9.50%
                  ---------   -----------------   -----------------    --------
Total:                2,352   $     524,460,213              100.00%       6.34%
                  =========   =================   =================    ========


First Franklin Mortgage Loan Trust, Series 2004-FF4
All records


All records
                                                    % of Mortgage      Weighted
                                                    Loan Pool by       Average
                  Number of       Aggregate           Aggregate         Gross
Current           Mortgage      Cut-off Date        Cut-off Date       Interest
Coupon              Loans     Principal Balance   Principal Balance      Rate
---------------   ---------   -----------------   -----------------    --------
3.500% - 3.749%           1   $         315,200                0.05%       3.50%
3.750% - 3.999%           3   $       1,136,170                0.18%       3.96%
4.000% - 4.249%           3   $         838,284                0.13%       4.13%
4.250% - 4.499%           5   $         969,800                0.15%       4.32%
4.500% - 4.749%          20   $       6,852,455                1.06%       4.59%
4.750% - 4.999%          71   $      22,640,431                3.49%       4.87%
5.000% - 5.249%          80   $      24,022,631                3.71%       5.10%
5.250% - 5.499%         118   $      35,594,181                5.49%       5.33%
5.500% - 5.749%         178   $      53,081,960                8.19%       5.57%
5.750% - 5.999%         317   $      88,741,916               13.69%       5.86%
6.000% - 6.249%         163   $      39,683,428                6.12%       6.07%
6.250% - 6.499%         256   $      59,369,399                9.16%       6.31%
6.500% - 6.749%         338   $      68,824,483               10.62%       6.56%
6.750% - 6.999%         407   $      76,649,364               11.82%       6.84%
7.000% - 7.249%         181   $      32,001,702                4.94%       7.08%
7.250% - 7.499%         203   $      34,622,606                5.34%       7.31%
7.500% - 7.749%         190   $      27,834,304                4.29%       7.55%
7.750% - 7.999%         218   $      31,592,944                4.87%       7.84%
8.000% - 8.249%         115   $      14,279,316                2.20%       8.06%
8.250% - 8.499%         111   $      13,228,746                2.04%       8.32%
8.500% - 8.749%          73   $       9,084,210                1.40%       8.56%
8.750% - 8.999%          44   $       4,661,566                0.72%       8.84%
9.000% - 9.249%          12   $       1,210,461                0.19%       9.06%
9.250% - 9.499%           8   $         795,482                0.12%       9.30%
9.500% - 9.749%           3   $         164,861                0.03%       9.50%
9.750% - 9.999%           1   $          76,430                0.01%       9.88%
                  ---------   -----------------   -----------------    --------
Total:                3,119   $     648,272,332              100.00%       6.44%
                  =========   =================   =================    ========